UNITED STATES BANKRUPTCY COURT
Southern District of New York

In re: Fusion Connect, Inc. et al.		Case No.	19-11811 (SMB) (Jointly Administered)
Debtors		Judge:	Hon. Stuart M. Bernstein
		For the Period from:	September 1, 2019 to September 30, 2019

		Federal Tax I.D. #	58-2342021

DEBTORS' MONTHLY OPERATING REPORT SUMMARY

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached

Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Summary & Reconciliation (or copies of debtors' bank reconciliations)	MOR-1a	X
Bank Account Activity	MOR-1b	X
Copies of bank statements
Cash disbursements journals

Income Statement	MOR-2	X
Balance Sheet	MOR-3	X

Status of Post-petition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Post-Petition Debts	MOR-4	X

Monthly Accounts Receivable Reconciliation and Aging	MOR-5	X
Summary of Officer & Insider Compensation, Personnel And Insurance	MOR-6	X

Schedule of Estate Professionals	MOR-7	X
Calculation of U.S. Trustee Quarterly Fee	MOR-8	X

Debtors Questionnaire	MOR-9	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Keith Soldan		10/21/19
Keith Soldan, Chief Financial Officer		Date

210 Interstate North Parkway, Suite 300, Atlanta, GA 30339
Debtors' Address

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------------------------------	X
:
In re	:	Chapter 11
:
FUSION CONNECT, INC., et al.,	:	Case No. 19-11811 (SMB)
:
Debtors.1	:	(Jointly Administered)
:
---------------------------------------------------------------	X

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORTS

On June 3, 2019 (the “Commencement Date”), Fusion Connect, Inc. and its U.S. subsidiaries, as debtors and debtors in possession (collectively, the “Debtors” or the “Company”), each commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On June 3, 2019, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Bankruptcy Rule 1015(b) (ECF No. 21). On June 18, 2019, the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code (the “Creditors’ Committee”) (ECF No. 98).

The Debtors are filing this consolidated monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ chapter 11 cases. The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates.

The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

1.
Basis of Presentation. For financial reporting purposes, the Debtors generally prepare consolidated financial statements, which include financial information for the Debtors and certain non-debtor affiliates. The financial statements and information contained herein are unaudited and reflect the Debtors’ reasonable efforts to report certain financial information of each Debtor on a stand-alone, unconsolidated basis. The Debtors are maintaining their books and records in accordance with generally accepted accounting principles in the United States (“GAAP”) and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update the MOR.

2.
Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period. The reporting period of this MOR is September 1, 2019 through September 30, 2019.

3.
Consolidated Entity Accounts Payable and Disbursement Systems. As described in the Cash Management Motion,2 the Debtors utilize an integrated, centralized cash management system in the ordinary course of business to collect, concentrate, and disburse funds generated by their operations (the “Cash Management System”). The Debtors maintain a consolidated accounts payable and disbursements system to pay operating and administrative expenses through various disbursement accounts.

In the ordinary course of business, the Debtors and certain non-debtor affiliates engage in intercompany transactions (the “Intercompany Transactions”), which result in intercompany receivables and payables (the “Intercompany Claims”). As set forth more fully in the Cash Management Motion, the primary Intercompany Transactions giving rise to Intercompany Claims are in connection with certain shared services, interest expense allocation, and operational support. Historically, Intercompany Claims are not settled by actual transfers of cash among the Debtors. Instead, the Debtors track all Intercompany Transactions in their accounting system, which concurrently are recorded on the applicable Debtor’s balance sheets. Because the Debtors generally track and report their financial information on a consolidated basis some errors may exist and adjustments in future reporting may be necessary.

4.
Accuracy. Although the Debtors have made good faith reasonable efforts to file a complete and accurate MOR, inadvertent errors or omissions may exist. The Debtors reserve all rights to amend and/or supplement the Schedules and Statements as is necessary or appropriate. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.
Payment of Prepetition Claims Pursuant to First Day Orders. Following the Commencement Date, the Bankruptcy Court entered various orders (collectively, the “First Day Orders”) authorizing the Debtors to, among other things, pay certain prepetition: (a) service fees and charges assessed by the Debtors’ banks and debit and credit card companies; (b) insurance and surety bond obligations; (c) obligations to critical vendors; (d) customer program obligations; (e) employee wages, salaries, and related items (including, but not limited to, employee benefit programs and independent contractor obligations); and (f) taxes and assessments. To the extent any adjustments are necessary for any payments made on account of such claims following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such adjustments have been included in the MOR unless otherwise noted.

6.
Debtor in Possession Financing. Pursuant to the Final Order (I) Authorizing the Debtors to (A) Obtain Postpetition Financing, (B) Use Cash Collateral, (II) Granting Liens and Providing Superpriority Administrative Expense Status, (III) Granting Adequate Protection to the Prepetition Secured Parties, (IV) Modifying the Automatic Stay, and (V) Granting Related Relief (ECF No. 160) (the “Final DIP Order”), all principal amounts outstanding under the Debtors’ Prepetition Super Senior Credit Facility (as defined in the Final DIP Order) were refinanced dollar-for-dollar and discharged by the DIP Roll-Up Loans (as defined in the Final DIP Order), subject to customary challenge periods. The Final DIP Order provides for a superpriority term loan facility consisting of (i) new money term loans in the aggregate principal amount of $39.5 million (the “New Money Loans”) and (ii) “roll-up” term loans in an aggregate principal amount of up to $20.0 million representing the roll-up, on a dollar-for-dollar basis, of the aggregate outstanding principal amount of loans under that certain Super Senior Secured Credit Agreement, dated as of May 9, 2019. Twenty million dollars of the New Money loans were funded on June 7, 2019, with the remaining $19.5 million dollars funded on or about July 11, 2019.

7.
Liabilities Subject to Compromise. The Debtors have not finalized their analysis of liabilities that may be subject to compromise, and hereby expressly reserve all rights to reclassify, estimate, and/or change any amounts to denote such amounts as liabilities subject to compromise in the future.

8.
Debtors’ Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Fusion Connect, Inc. (2021); Fusion BCHI Acquisition LLC (7402); Fusion NBS Acquisition Corp. (4332); Fusion LLC (0994); Fusion MPHC Holding Corporation (3066); Fusion MPHC Group, Inc. (1529); Fusion Cloud Company LLC (5568); Fusion Cloud Services, LLC (3012); Fusion CB Holdings, Inc. (6526); Fusion Communications, LLC (8337); Fusion Telecom, LLC (0894); Fusion Texas Holdings, Inc. (2636); Fusion Telecom of Kansas, LLC (0075); Fusion Telecom of Oklahoma, LLC (3260); Fusion Telecom of Missouri, LLC (5329); Fusion Telecom of Texas Ltd., L.L.P. (8531); Bircan Holdings, LLC (2819); Fusion Management Services LLC (5597); and Fusion PM Holdings, Inc. (2478). The principal executive office of the Debtors is located at 210 Interstate North Parkway, Suite 300, Atlanta, Georgia 30339.
2
The “Cash Management Motion” means the Motion of Debtors for (I) Authorization to (A) Continue Using Existing Cash Management System, Bank Accounts, and Business Forms, (B) Implement Changes to the Cash Management System in the Ordinary Course of Business, (C) Continue Intercompany Transactions, (D) Provide Administrative Expense Priority for Postpetition Intercompany Claims, (E) Extend Time to Comply with, or Seek Waiver of, 11 U.S.C. § 345(b), and (II) Related Relief (ECF No. 4).

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: September 1, 2019 to September 30, 2019

MOR-1 – Schedule of Cash Receipts and Disbursements

Schedule of Receipts and Disbursements	19-11811	19-11814	19-11815	19-11828	19-11830
Debtor Entity ($USD Actual) (1), (2)	Fusion Connect, Inc.	Fusion Cloud Services, LLC	Fusion Communications, LLC	Fusion LLC	Fusion Cloud Company LLC	Current Period	Case-to-Date

Cash – Beginning of Month	$51,448,048	$5,070	$23,817	$6,574,219	$869,507	$58,920,661	$3,335,496

Sales Receipts	-	22,780,114	30,557	9,586,896	7,538,467	39,936,033	162,553,406
Other Receipts	163,642	-	-	-	-	163,642	245,140

Total Receipts	163,642	22,780,114	30,557	9,586,896	7,538,467	40,099,675	162,798,546

Total Funds Available for Operations	$51,611,690	$22,785,184	$54,373	$16,161,115	$8,407,974	$99,020,336	$166,134,042

Payroll & Labor Related	(5,136,512)	–	–	–	–	(5,136,512)	(21,059,152)
Payroll Taxes	(1,384,163)	–	–	–	–	(1,384,163)	(5,624,495)
Sales, Use & Other Taxes	(4,445,526)	–	–	–	–	(4,445,526)	(14,311,983)
Telco	(17,632,333)	–	–	(1,219,220)	(1,304,945)	(20,156,498)	(68,935,137)
OTM	(2,545,395)	–	–	–	–	(2,545,395)	(10,461,201)
Rent	(1,003,481)	–	–	–	–	(1,003,481)	(4,201,579)
Capital Lease	(60,620)	–	–	–	–	(60,620)	(986,260)
Information Technology	(973,546)	–	–	–	–	(973,546)	(2,724,503)
CC Payments & Fees	(262,584)	(691)	(4,453)	(26,884)	(22,118)	(316,730)	(1,022,947)
Ordinary Course Professionals	(259,079)	–	–	–	–	(259,079)	(523,163)
General & Administrative	(451,353)	(30,564)	–	(69,500)	(3,107)	(554,524)	(2,346,191)

Total Operating Disbursements	(34,154,590)	(31,255)	(4,453)	(1,315,604)	(1,330,170)	(36,836,072)	(132,196,609)

Total Operating Change	17,457,100	22,753,928	49,921	14,845,511	7,077,804	62,184,263	33,937,434

Restructuring Professional Fees	(4,454,636)	–	–	–	–	(4,454,636)	(8,770,227)
Interest and Fees	(630,648)	–	–	–	–	(630,648)	(1,940,024)
DIP Fees	–	–	–	–	–	–	(1,975,000)
Critical Vendor / 503(b)(9)	–	–	–	–	–	–	(3,188,783)

Total Non-Operating & Restructuring Disbursements	(5,085,284)	–	–	–	–	(5,085,284)	(15,874,034)

Total Disbursements	$(39,239,874)	$(31,255)	$(4,453)	$(1,315,604)	$(1,330,170)	$(41,921,356)	$(148,070,643)

Intercompany	39,666,897	(22,724,626)	(0)	(10,889,253)	(6,053,018)	(0)	(0)
Revolver Borrowing/(Repayment)	–	–	–	–	–	–	39,500,000
Customer Deposits Returned	–	(12,887)	–	(3,170)	(7,972)	(24,028)	(342,506)
US Trustee Fees	–	–	–	–	–	–	(145,942)

Total Other Disbursements/Adjustments	39,666,897	(22,737,513)	(0)	(10,892,423)	(6,060,990)	(24,028)	39,011,552

Ending Balance	$52,038,713	$16,415	$49,921	$3,953,088	$1,016,814	$57,074,951	$57,074,951

(1) Debtor entities not included in the above schedule do not maintain bank accounts
(2) Schedule of receipts and disbursements includes Debtor entities and does not include cash or activity related to the Debtor's Canadian subsidiaries

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: September 1, 2019 to September 30, 2019

MOR-1a – Bank Summary & Reconciliation
Company	Case #	Bank	Account #	Purpose of Account	Beginning Balance	Ending Balance	Change in Cash

Fusion Connect, Inc.	19-11811	East West Bank	8715	Not in use	$–	$–	$–
Fusion Connect, Inc.	19-11811	East West Bank	5634	Collections	11,096	3,194	(7,902)
Fusion Connect, Inc.	19-11811	Union Bank	0333	Concentration	13,911,952	14,510,520	598,567
Fusion Connect, Inc.	19-11811	Union Bank	0317	Disbursement	–	–	–
Fusion Connect, Inc.	19-11811	Union Bank	0325	Disbursement	–	–	–
Fusion Connect, Inc.	19-11811	Union Bank	0218	DDA	–	–	–
Fusion Connect, Inc.	19-11811	Union Bank	0655	DIP Account	37,525,000	37,525,000	–(1)
Fusion Cloud Services, LLC	19-11814	Bank of America	2842	Collections	5,070	16,415	11,346
Fusion Cloud Services, LLC	19-11814	PNC	1332	Collections	–	–	–
Fusion Cloud Services, LLC	19-11814	Union Bank	0309	Collections	–	–	–
Fusion Communications, LLC	19-11815	Bank of America	5370	Collections	–	–	–
Fusion Communications, LLC	19-11815	Bank of America	1912	Collections	6,665	30,668	24,003
Fusion Communications, LLC	19-11815	Bank of America	0808	Not in use	–	–	–
Fusion Communications, LLC	19-11815	Bank of America	2846	Collections	5,000	5,000	–
Fusion Communications, LLC	19-11815	Bank of America	3257	Not in use	5,000	5,000	–
Fusion Communications, LLC	19-11815	US Bank	8587	Disbursement	859	185	(674)
Fusion Communications, LLC	19-11815	US Bank	6283	Collections	6,292	9,067	2,775
Fusion LLC	19-11828	East West Bank	5824	Disbursement	6,574,219	3,953,088	(2,621,131)
Fusion LLC	19-11828	Union Bank	0761	Collections	–	–	–
Fusion Cloud Company LLC	19-11830	East West Bank	1353	Concentration	98,265	200,516	102,251
Fusion Cloud Company LLC	19-11830	East West Bank	8201	Disbursement	771,243	816,298	45,055
Fusion Cloud Company LLC	19-11830	East West Bank	8277	Collections	–	0	0
Fusion Cloud Company LLC	19-11830	East West Bank	3995	Not in use	–	–	–(2)
Fusion Cloud Company LLC	19-11830	Union Bank	0663	Collections	–	–	–

Total					$58,920,661	$57,074,951	$(1,845,709)

(1) Ending cash balance includes $19.5mm of restricted cash
(2) Bank account closed 9/18/2019

Company	Case #	Bank	Account #	Purpose of Account	Bank Balance	Book Balance	Variance (1)	Reconciled

Fusion Connect, Inc.	19-11811	East West Bank	8715	Not in use	$–	$–	$–	Yes
Fusion Connect, Inc.	19-11811	East West Bank	5634	Collections	3,194	3,194	–	Yes
Fusion Connect, Inc.	19-11811	Union Bank	0333	Concentration	14,510,520	14,510,520	–	Yes
Fusion Connect, Inc.	19-11811	Union Bank	0317	Disbursement	–	–	–	Yes
Fusion Connect, Inc.	19-11811	Union Bank	0325	Disbursement	–	(906,673)	(906,673)	Yes
Fusion Connect, Inc.	19-11811	Union Bank	0218	DDA	–	–	–	Yes
Fusion Connect, Inc.	19-11811	Union Bank	0655	DIP Account	37,525,000	37,525,000	–	Yes
Fusion Cloud Services, LLC	19-11814	Bank of America	2842	Collections	16,415	16,415	–	Yes
Fusion Cloud Services, LLC	19-11814	PNC	1332	Collections	–	–	–	Yes
Fusion Cloud Services, LLC	19-11814	Union Bank	0309	Collections	–	–	–	Yes
Fusion Communications, LLC	19-11815	Bank of America	5370	Collections	–	–	–	Yes
Fusion Communications, LLC	19-11815	Bank of America	1912	Collections	30,668	30,668	–	Yes
Fusion Communications, LLC	19-11815	Bank of America	0808	Not in use	–	–	–	Yes
Fusion Communications, LLC	19-11815	Bank of America	2846	Collections	5,000	5,000	–	Yes
Fusion Communications, LLC	19-11815	Bank of America	3257	Not in use	5,000	5,000	–	Yes
Fusion Communications, LLC	19-11815	US Bank	8587	Disbursement	185	185	–	Yes
Fusion Communications, LLC	19-11815	US Bank	6283	Collections	9,067	9,067	–	Yes
Fusion LLC	19-11828	East West Bank	5824	Disbursement	3,953,088	3,946,129	(6,959)	Yes
Fusion LLC	19-11828	Union Bank	0761	Collections	–	–	–	Yes
Fusion Cloud Company LLC	19-11830	East West Bank	1353	Concentration	200,516	200,516	–	Yes
Fusion Cloud Company LLC	19-11830	East West Bank	8201	Disbursement	816,298	790,320	(25,978)	Yes
Fusion Cloud Company LLC	19-11830	East West Bank	8277	Collections	0	–	(0)	Yes
Fusion Cloud Company LLC	19-11830	East West Bank	3995	Not in use	–	–	–	Yes (2)
Fusion Cloud Company LLC	19-11830	Union Bank	0663	Collections	–	1,649	1,649	Yes

Total					$57,074,951	$56,136,990	$(937,961)

(1) Differences between bank balances and ledger balances are due to activity such as (i) outstanding checks not yet funded as of period-end, and (ii) ledger deposits-in-transit as of period-end

(2) Bank account closed 9/18/2019

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: September 1, 2019 to September 30, 2019

	MOR-1b – Bank Account Activity

	19-11811	19-11811	19-11811	19-11811	19-11811	19-11811	19-11811
Account #	8715	5634	0333	0317	0325	0218	0655
Bank	East West Bank	East West Bank	Union Bank	Union Bank	Union Bank	Union Bank	Union Bank

Cash – Beginning of Month	$–	$11,096	$13,911,952	$–	$–	$–	$37,525,000

Sales Receipts	–	–	–	–	–	–	–
Other Receipts	–	–	–	200	163,442	–	–

Total Receipts	–	–	–	200	163,442	–	–

Total Funds Available for Operations	$–	$11,096	$13,911,952	$200	$163,442	$–	$37,525,000

Payroll & Labor Related	–	–	–	(3,369,544)	(1,766,968)	–	–
Payroll Taxes	–	–	–	(1,383,428)	(734)	–	–
Sales, Use & Other Taxes	–	–	–	–	(4,445,526)	–	–
Telco	–	–	–	–	(17,632,333)	–	–
OTM	–	–	–	–	(2,545,395)	–	–
Rent	–	–	–	–	(1,003,481)	–	–
Capital Lease	–	–	–	–	(60,620)	–	–
Information Technology	–	–	–	–	(973,546)	–	–
CC Payments & Fees	–	–	–	–	(262,584)	–	–
Ordinary Course Professionals	–	–	–	–	(259,079)	–	–
General & Administrative	–	(7,902)	–	–	(443,451)	–	–

Total Operating Disbursements	–	(7,902)	–	(4,752,972)	(29,393,716)	–	–

Total Operating Change	–	3,194	13,911,952	(4,752,772)	(29,230,274)	–	37,525,000

Restructuring Professional Fees	–	–	–	–	(4,454,636)	–	–
Interest and Fees	–	–	–	–	(630,648)	–	–
DIP Fees	–	–	–	–	–	–	–
Critical Vendor / 503(b)(9)	–	–	–	–	–	–	–

Total Non-Operating & Restructuring Disbursements	–	–	–	–	(5,085,284)	–	–

Total Disbursements	$–	$(7,902)	$–	$(4,752,972)	$(34,479,000)	$–	$–

Intercompany	–	–	598,567	4,752,772	34,315,558	–	–
Revolver Borrowing/(Repayment)	–	–	–	–	–	–	–
Customer Deposits Returned	–	–	–	–	–	–	–
US Trustee Fees	–	–	–	–	–	–	–

Total Other Disbursements/Adjustments	$–	$–	$598,567	$4,752,772	$34,315,558	$–	$–

Ending Balance	$-	$3,194	$14,510,520	$-	$-	$-	$37,525,000

(1) Debtor entities not included in the above do not maintain bank accounts
(2) Schedule of receipts and disbursements includes Debtor entities and does not include cash or activity related to the Debtor's Canadian subsidiaries

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: September 1, 2019 to September 30, 2019
MOR-1b – Bank Account Activity

	19-11814	19-11814	19-11814	19-11815	19-11815	19-11815	19-11815
Account #	2842	1332	0309	5370	1912	0808	2846
Bank	Bank of America	PNC	Union Bank	Bank of America	Bank of America	Bank of America	Bank of America

Cash – Beginning of Month	$5,070	$–	$–	$–	$6,665	$–	$5,000

Sales Receipts	12,037	–	22,768,077	10	1,113	–	26,658
Other Receipts	–	–	–	–	–	–	–

Total Receipts	12,037	–	22,768,077	10	1,113	–	26,658

Total Funds Available for Operations	$17,107	$–	$22,768,077	$10	$7,779	$–	$31,658

Payroll & Labor Related	–	–	–	–	–	–	–
Payroll Taxes	–	–	–	–	–	–	–
Sales, Use & Other Taxes	–	–	–	–	–	–	–
Telco	–	–	–	–	–	–	–
OTM	–	–	–	–	–	–	–
Rent	–	–	–	–	–	–	–
Capital Lease	–	–	–	–	–	–	–
Information Technology	–	–	–	–	–	–	–
CC Payments & Fees	(691)	–	–	–	(1,645)	(85)	(2,048)
Ordinary Course Professionals	–	–	–	–	–	–	–
General & Administrative	–	–	(30,564)	–	–	–	–

Total Operating Disbursements	(691)	–	(30,564)	–	(1,645)	(85)	(2,048)

Total Operating Change	16,415	–	22,737,513	10	6,134	(85)	29,610

Restructuring Professional Fees	–	–	–	–	–	–	–
Interest and Fees	–	–	–	–	–	–	–
DIP Fees	–	–	–	–	–	–	–
Critical Vendor / 503(b)(9)	–	–	–	–	–	–	–

Total Non-Operating & Restructuring Disbursements	–	–	–	–	–	–	–

Total Disbursements	$(691)	$–	$(30,564)	$–	$(1,645)	$(85)	$(2,048)

Intercompany	–	–	(22,724,626)	(10)	24,534	85	(24,610)
Revolver Borrowing/(Repayment)	–	–	–	–	–	–	–
Customer Deposits Returned	–	–	(12,887)	–	–	–	–
US Trustee Fees	–	–	–	–	–	–	–

Total Other Disbursements/Adjustments	$–	$–	$(22,737,513)	$(10)	$24,534	$85	$(24,610)

Ending Balance	$16,415	$-	$-	$-	$30,668	$-	$5,000

(1) Debtor entities not included in the above do not maintain bank accounts

(2) Schedule of receipts and disbursements includes Debtor entities and does not include cash or activity related to the Debtor's Canadian subsidiaries

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: September 1, 2019 to September 30, 2019

	MOR-1b – Bank Account Activity

	19-11815	19-11815	19-11815	19-11828	19-11828	19-11830	19-11830
Account #	3257	8587	6283	5824	0761	1353	8201
Bank	Bank of America	US Bank	US Bank	East West Bank	Union Bank	East West Bank	East West Bank
Debtor Entity ($USD Actual) (1), (2)	Fusion Communications, LLC	Fusion Communications, LLC	Fusion Communications, LLC	Fusion LLC	Fusion LLC	Fusion Cloud Company LLC	Fusion Cloud Company LLC

Cash – Beginning of Month	$5,000	$859	$6,292	$6,574,219	$–	$98,265	$771,243

Sales Receipts	–	–	2,775	4,598,089	4,988,807	–	–
Other Receipts	–	–	–	–	–	–	–

Total Receipts	–	–	2,775	4,598,089	4,988,807	–	–

Total Funds Available for Operations	$5,000	$859	$9,067	$11,172,308	$4,988,807	$98,265	$771,243

Payroll & Labor Related	–	–	–	–	–	–	–
Payroll Taxes	–	–	–	–	–	–	–
Sales, Use & Other Taxes	–	–	–	–	–	–	–
Telco	–	–	–	(1,219,220)	–	–	(1,304,945)
OTM	–	–	–	–	–	–	–
Rent	–	–	–	–	–	–	–
Capital Lease	–	–	–	–	–	–	–
Information Technology	–	–	–	–	–	–	–
CC Payments & Fees	–	(674)	–	–	(26,884)	–	–
Ordinary Course Professionals	–	–	–	–	–	–	–
General & Administrative	–	–	–	–	(69,500)	(1,275)	–

Total Operating Disbursements	–	(674)	–	(1,219,220)	(96,384)	(1,275)	(1,304,945)

Total Operating Change	5,000	185	9,067	9,953,088	4,892,423	96,990	(533,702)

Restructuring Professional Fees	–	–	–	–	–	–	–
Interest and Fees	–	–	–	–	–	–	–
DIP Fees	–	–	–	–	–	–	–
Critical Vendor / 503(b)(9)	–	–	–	–	–	–	–

Total Non-Operating & Restructuring Disbursements	–	–	–	–	–	–	–

Total Disbursements	$–	$(674)	$–	$(1,219,220)	$(96,384)	$(1,275)	$(1,304,945)

Intercompany	–	–	–	(6,000,000)	(4,889,253)	103,526	1,350,000
Revolver Borrowing/(Repayment)	–	–	–	–	–	–	–
Customer Deposits Returned	–	–	–	–	(3,170)	–	–
US Trustee Fees	–	–	–	–	–	–	–

Total Other Disbursements/Adjustments	$–	$–	$–	$(6,000,000)	$(4,892,423)	$103,526	$1,350,000

Ending Balance	$5,000	$185	$9,067	$3,953,088	$-	$200,516	$816,298

(1) Debtor entities not included in the above do not maintain bank accounts

(2) Schedule of receipts and disbursements includes Debtor entities and does not include cash or activity related to the Debtor's Canadian subsidiaries

In re: Fusion Connect, Inc. et al.

	MOR-1b – Bank Account Activity

	19-11830	19-11830	19-11830
Account #	8277	3995	0663
Bank	East West Bank	East West Bank	Union Bank
Debtor Entity ($USD Actual) (1), (2)	Fusion Cloud Company LLC	Fusion Cloud Company LLC	Fusion Cloud Company LLC	Current Period	Case-to-Date

Cash – Beginning of Month	$–	$–	$–	$58,920,661	$3,335,496

Sales Receipts	103,526	–	7,434,941	39,936,033	162,553,406
Other Receipts	–	–	–	163,642	245,140

Total Receipts	103,526	–	7,434,941	40,099,675	162,798,546

Total Funds Available for Operations	$103,526	$–	$7,434,941	$99,020,336	$166,134,042

Payroll & Labor Related	–	–	–	(5,136,512)	(21,059,152)
Payroll Taxes	–	–	–	(1,384,163)	(5,624,495)
Sales, Use & Other Taxes	–	–	–	(4,445,526)	(14,311,983)
Telco	–	–	–	(20,156,498)	(68,935,137)
OTM	–	–	–	(2,545,395)	(10,461,201)
Rent	–	–	–	(1,003,481)	(4,201,579)
Capital Lease	–	–	–	(60,620)	(986,260)
Information Technology	–	–	–	(973,546)	(2,724,503)
CC Payments & Fees	–	–	(22,118)	(316,730)	(1,022,947)
Ordinary Course Professionals	–	–	–	(259,079)	(523,163)
General & Administrative	–	–	(1,833)	(554,524)	(2,346,191)

Total Operating Disbursements	–	–	(23,951)	(36,836,072)	(132,196,609)

Total Operating Change	103,526	–	7,410,990	62,184,263	33,937,434

Restructuring Professional Fees	–	–	–	(4,454,636)	(8,770,227)
Interest and Fees	–	–	–	(630,648)	(1,940,024)
DIP Fees	–	–	–	–	(1,975,000)
Critical Vendor / 503(b)(9)	–	–	–	–	(3,188,783)

Total Non-Operating & Restructuring Disbursements	–	–	–	(5,085,284)	(15,874,034)

Total Disbursements	$–	$–	$(23,951)	$(41,921,356)	$(148,070,643)

Intercompany	(103,526)	–	(7,403,018)	(0)	(0)
Revolver Borrowing/(Repayment)	–	–	–	–	39,500,000
Customer Deposits Returned	–	–	(7,972)	(24,028)	(342,506)
US Trustee Fees	–	–	–	–	(145,942)

Total Other Disbursements/Adjustments	$(103,526)	$–	$(7,410,990)	$(24,028)	$39,011,552

Ending Balance	$0	$-	$-	$57,074,951	$57,074,951

(1) Debtor entities not included in the above do not maintain bank accounts

(2) Schedule of receipts and disbursements includes Debtor entities and does not include cash or activity related to the Debtor's Canadian subsidiaries

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: September 1, 2019 to September 30, 2019

MOR-2 – Income Statement

Income Statement
$USD Actual	Current Period

Revenue	$36,684,854
Cost of Revenue	20,350,204
Gross Profit	16,334,650
Gross Margin	44.5%

Operating costs:
Selling, General and Administrative	9,792,581
Share-based compensation expense	542,035
Non-recurring expense	6,561,330
Depreciation & amortization	4,436,295
Foreign currency (gain) loss	–
Total operating expenses	21,332,241

Operating income (loss)	(4,997,590)

Interest expense	(6,832,711)
Other income (expense)	767,843
Total other expense	(6,064,868)

Income (loss) before income taxes	(11,062,458)

Income tax benefit (expense)	(12,550)
Net income (loss) from continuing operations	(11,075,008)

Net Income (loss) from discontinued operations	(749,996)
Net income (loss)	$(11,825,004)

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: September 1, 2019 to September 30, 2019

MOR-3 – Balance Sheet

Balance Sheet
$USD Actual	Current Period
Current Assets
Cash	$56,136,990
Other Cash & Equivalents	(97,565)
Accounts Receivable, Trade	35,195,470
Accounts Receivable, Other, Net of Allowance for Doubtful Accounts	10,534,442
Prepaid Expenses	13,396,128
Inventory, Net	3,670,539
Other Assets	6,647,949
Total Current Assets	125,483,952

NON-CURRENT ASSETS
Fixed Assets, Net	94,718,317
Goodwill	218,396,702
Intangible Assets, Net	147,690,727
Other Non-Current Other Assets	32,158,585
Total Non-Current Assets	492,964,330

Total Assets	$618,448,282

LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities
Accounts Payable	85,320,317
Accrued Telecommunications Costs	9,797,234
Deferred Customer Revenue	12,886,306
Other Accrued Liabilities	17,912,461
Current Portion of Operating Leases	2,990,534
Current Portion of Capital Leases	5,496,248
Current Portion of Long-Term Debt	737,885,214
Total Current Liabilities	872,288,315

Non-Current Liabilities
Non-Current Portion of Long-Term Debt	9,840,931
Non-Current Portion of Operating Leases	12,464,191
Non-Current Portion of Long-Term Capital Lease	7,949,406
Other Non-Current Liabilities	4,002,883
Total Non-Current Liabilities	34,257,410

Stockholders' Equity
Common Stock	846,403
Additional Paid-In Capital	150,152,679
Accumulated Distributions and Dividends	(129,370,069)
Accumulated Other Comprehensive Income	(680,939)
Accumulated Earnings	(309,045,517)
Total Stockholders' Equity	(288,097,443)

Total Liabilities and Stockholders' Equity	$618,448,282

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: September 1, 2019 to September 30, 2019

MOR-4 – Monthly Tax Report & Post-Petition Obligations

$USD Actual
Post-Petition Taxes	Beginning Tax (1)	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax

Federal Withholding & FICA	$-	$1,672,802	$(1,152,963)	Weekly		$519,839
Unemployment	-	521	(335)	Quarterly		186

Total Federal Taxes	-	1,673,323	(1,153,298)			520,025

Withholding	-	295,481	(203,162)	Various		92,319
Sales & Use (2)	2,783,619	2,426,418	(2,299,112)	Monthly		2,910,925
Unemployment	-	-	-	Quarterly		-
Real Property	250,972	130,166	(67,213)	Various		313,925

Total State and Local	3,034,591	2,852,065	(2,569,487)			3,317,169

Total Taxes	$3,034,591	$4,525,388	$(3,722,785)			$3,837,194

Post-Petition Debts (3)	Current	0-30	31-60	61-90	Over 91	Total

Accounts Payable (4)	$4,310,745	$3,011,561	$368,962	$52,650	$103,691	$7,847,610
Wages Payable	1,717,776	-	-	-	-	1,717,776
Taxes Payable (5)	2,910,925	-	-	-	-	2,910,925
Rent/Leases-Building (6)	352,018	-	-	-	-	352,018
Rent/Leases-Equipment (6), (7)	528,317	-	-	-	-	528,317
Professional Fees	11,133,011	-	-	-	-	11,133,011
	-	-	-	-	-	-

Total Post-Petition Debts	$20,952,792	$3,011,561	$368,962	$52,650	$103,691	$24,489,657

Note - schedules above include only post-peition balances and activity
(1) The Company does not book accruals related to recurring payroll taxes
(2) Sales & Use taxes paid during the reporting period relate to post petition obligations
(3) Schedule of Post-Petition Debts includes obligations incurred in the post-petition period and is subject to ongoing review and analysis
(4) Does not include unprocessed invoices and subject to further validation
(5) Represents sales & use tax accrued in the post-petition period and payable on a monthly and/or quarterly basis
(6) Represents current portion (accrued and payable within 30 days) of long term operating and capital leases
(7) Reflects capital leases for equipment

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: September 1, 2019 to September 30, 2019

MOR-5 – Monthly AR Reconciliation and Aging

Accounts Receivable Reconciliation	Accounts Receivable Reconciliation

	Accounts Receivable	Comments

Beginning of Month Balance	$32,374,087
PLUS: Current New Billings	39,018,907	Current New Billings reflects only post-petition activity
MINUS: Collections During the Month	(36,836,033)	Trade AR Collections do not include amounts received from Lingo of $3.1mm in the reporting period
PLUS/MINUS: Adjustments or Write-offs	638,509	Adjustment related to goodwill credits, recurring revenue charges, refunds, etc.

End of Month Balance	$35,195,470

	0-30 Days	31-60 days	61-90 days	Over 90 Days (3)	Total

Accounts Receivable, Trade	$21,460,789	$6,904,203	$1,899,963	$4,930,515	$35,195,470
Trade related Allowance for doubtful accounts (1), (2)	(361,552)	(90,612)	(1,160,997)	(4,930,515)	(6,543,676)

Net Accounts Receivable, Trade	$21,099,237	$6,813,591	$738,966	$-	$28,651,794

(1) Portion of the total allowance for doubtful accounts related to AR, Trade. Included on the balance sheet in "Accounts Receivable, Other, Net of Allowance for Doubtful Accounts"
(2) Included as a memo to present Net Accounts Receivable, Trade and the reserve of Over 90 Days
(3) Represents over 65,000 mostly inactive customers. Customer portion of billing has been fully reserved while related taxes have not been reserved

In re: Fusion Connect, Inc. et al.			Case No.: 19-11811 (SMB) (Jointly Administered)
			Period from: September 1, 2019 to September 30, 2019
MOR-6 – Summary of Officer & Insider Compensation, Personnel and Insurance

	Amount Paid
Type of Payment	Current Period	Case-to-Date (3)

Total Payroll and Benefits	$192,439	$628,502

(1) Represents payments made by the debtors to persons considered to be "insiders" under the Bankruptcy Code during the reporting period. The total is shown on a cash basis, reflecting the actual amounts received, net of any applicable taxes, withholdings or other deductions. The total includes regular payroll, benefits, and fees and expense reimbursements.

(2) Persons included as "insiders" have been included for informational purposes only. The Debtors do not concede or take any position with respect to (a) such person's influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she is not an "insider" under applicable law, including, without limitation, the federal securities laws or  with respect to any theories of liability or for any other purpose. Further, the inclusion of a party as an "insider" in not an acknowledgment or concession that such party  is an "insider" under applicable bankruptcy law.

(3) The Debtors' first Monthly Operating Report, filed on July 21, 2019, erroneously omitted employee reimbursement fees and expenses of approximately $3,000. This has been updated in the case-to-date for this MOR.

Confirmation of Insurance
List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.
For the first report, attach a copy of the declaration sheet for each type of insurance.
For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Policy Number	Coverage Type	Expiration Date (1)	Comments

Argonaut Insurance Company	ML4209073-0	Primary D&O	06/30/20
RSUI Indemnity Company	NHS676653	D&O- 1st excess	06/30/20
Canopius Insurance Services	EXN CUAI0047-00	D&O- 2nd excess	06/30/20
Nationwide Mutual Insurance Company	XMF1803504	D&O- 3rd excess	06/30/20
AmTrust International Underwriters	EUC1001828 00	D&O- Side A DIC only	06/30/20
Hiscox, Inc.	UC22276639.18	Crime	06/30/20
Argonaut Insurance Company	ML 4209155-0	Fiduciary - Primary	06/30/20
Travelers Insurance	106936570	Fiduciary - Excess	06/30/20
Argonaut Insurance Company	ML 4209154-0	Employment Practices Liability	06/30/20
Chubb Group of Insurance Companies	8250-1110	Kidnap & Ransom	06/30/20
C.N.A. Insurance	6072940718	Property	06/30/20
Lloyd's of London	B0507XEQ3429018	Terrorism-Property	06/30/20
C.N.A. Insurance	6072590734	General Liability	06/30/20
C.N.A. Insurance	6072590748	Automobile	06/30/20
C.N.A. Insurance	WC 6 71914816	Workers Compensation (CA)	06/30/20
C.N.A. Insurance	WC 6 71960288	Workers Compensation (all other states)	06/30/20
C.N.A. Insurance	6072590779	Umbrella	06/30/20
C.N.A. Insurance	623428880	Foreign Policy	06/30/20
Axis Insurance Company	P00100003574701	Digital Risk	06/30/20
AIG / National Union Fire Insurance	GTP 9152007	Business Travel Accident	08/24/22

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date reinstated	Reason for Lapse

No policies lapsed in the reporting period

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: September 1, 2019 to September 30, 2019

MOR-7 – Payments to Estate Professionals

$USD Actual		Current Period		Case-to-Date
Name	Date of Court Order Authorizing Payment	Amount Authorized (1)	Amount Paid	Total Paid

Weil, Gotshal & Manges LLP	n/a	1,439,957	1,439,957	$1,439,957
PJT Partners	n/a	–	–	–
FTI Consulting	n/a	754,867	754,867	1,508,996
Prime Clerk	n/a	141,994	141,994	1,434,295
PWC	n/a	351,756	351,756	351,756
Kelley Drye	n/a	349,999	349,999	688,623
Cooley LLP	n/a	699,773	699,773	699,773
AlixPartners, LLP	n/a	359,683	359,683	359,683

Total		$4,098,031	$4,098,031	$6,483,084

(1) “Amount Authorized” represents the amounts approved for payment pursuant to the order establishing procedures for interim compensation and reimbursement

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: September 1, 2019 to September 30, 2019

MOR-8 – Calculation of U.S. Trustee Quarterly Fee

$USD Actual		Current Period	US Trustee Fees Incurred
Debtor Name	Case Number	Total Disbursements (1)	Current Period	Quarter-to-Date	Case-to-Date

Fusion Connect, Inc.	19-11811	$39,239,874	$250,000	$750,000	$889,117
Fusion Telecom of Texas Ltd., L.L.P.	19-11812	–	325	975	1,300
Fusion Communications, LLC	19-11815	4,453	325	975	1,300
Fusion PM Holdings, Inc.	19-11816	–	325	975	1,300
Fusion Management Services LLC	19-11817	–	325	975	1,300
Bircan Holdings, LLC	19-11818	–	325	975	1,300
Fusion Telecom of Missouri, LLC	19-11819	–	325	975	1,300
Fusion Telecom of Oklahoma, LLC	19-11820	–	325	975	1,300
Fusion Telecom of Kansas, LLC	19-11822	–	325	975	1,300
Fusion Texas Holdings, Inc.	19-11813	–	325	975	1,300
Fusion Telecom, LLC	19-11824	–	325	975	1,300
Fusion CB Holdings, Inc.	19-11825	–	325	975	1,300
Fusion Cloud Services, LLC	19-11814	31,255	650	1,950	2,925
Fusion BCHI Acquisition LLC	19-11827	–	325	975	1,300
Fusion LLC	19-11828	1,315,604	13,156	55,898	56,548
Fusion NBS Acquisition Corp.	19-11829	–	325	975	1,300
Fusion Cloud Company LLC	19-11830	1,330,170	13,302	62,689	63,014
Fusion MPHC Group, Inc.	19-11831	–	325	975	1,300
Fusion MPHC Holding Corporation	19-11832	–	325	975	1,300

Total		$41,921,356	$281,983	$885,161	$1,031,104

(1) "Total Disbursements" as defined on MOR-1

In re: Fusion Connect, Inc. et al.				Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: September 1, 2019 to September 30, 2019
MOR-9 – Significant Developments During Reporting Period

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate; (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3.	Is the Debtor delinquent in the timely filing of any postpetition tax returns?		X
4.	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5.	Is the Debtor delinquent in paying any insurance premium payment?		X
6.	Have any payments been made on prepetition liabilities this reporting period?	X (1)
7.	Are any postpetition receivables (accounts, notes or loans) due from related parties or affiliates?	X (2)
8.	Are any postpetition payroll taxes past due?		X
9.	Are any postpetition State or Federal income taxes past due?		X
10.	Are any postpetition real estate taxes past due?		X
11.	Are any other postpetition taxes past due?		X
12.	Have any prepetition taxes been paid during this reporting period?	X (1)
13.	Are any amounts owed to postpetition creditors delinquent?	X (3)
14.	Are any wage payments past due?		X
15.	Have any postpetition loans been received by the Debtor from any party?	X (4)
16.	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17.	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18.	Have the owners or shareholders received any compensation outside of the normal course of business?		X

(1) All disbursements related to pre-petition obligations have been deemed allowable per the approved orders
(2) The Company has postpetition receivables due from its non-controlled affiliate, Lingo
(3) Payment of some post-petition liabilities has been delayed due to system issues. The Company is working with its accounting software provider to bifurcate pre/post petition liabilities
(4) Please refer to Global Note #6